UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2007

CHECKPOINT SYSTEMS, INC.
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(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania 22-1895850
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(State of Incorporation) (IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey 08086
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(Address of principal executive offices) (Zip Code)

856-848-1800
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(Registrant's telephone number, including area code)

N/A
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(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2007, Checkpoint Systems, Inc. (the “Company”) issued a press release announcing its 2006 fourth quarter and fiscal year end results. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 7.01 Regulation FD Disclosure.

On March 30, 2007, the Company issued a press release announcing the completion of its restatement of financial statements for the 2005 and 2004 fiscal years, as well as its quarterly financial statements for the first three quarters of 2006 and all of 2005. A copy of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  The following exhibits are furnished (not filed) herewith:

Exhibit 99.1 Press Release dated March 30, 2007.

Exhibit 99.2 Press Release dated March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              CHECKPOINT SYSTEMS, INC.

Dated: March 30, 2007  By:  /s/ W. Craig Burns
              Title:  Executive Vice President,
                 Chief Financial Officer and Treasurer

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit Number Description

99.1 Press Release dated March 30, 2007 (furnished to, not filed with, the Securities and Exchange Commission)

99.2 Press Release dated March 30, 2007 (furnished to, not filed with, the Securities and Exchange Commission)